Exhibit 10.53

LIMITED CONSENT AND AMENDMENT NO. 2 to CREDIT, SECURITY AND
GUARANTY AGREEMENT

This LIMITED CONSENT AND AMENDMENT No. 2 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (this “Amendment”) is made as of this 14th day of December, 2017, by and among WRIGHT MEDICAL GROUP N.V., a public limited liability company organized and existing under the laws of the Netherlands with its corporate seat (statutaire zetel) in Amsterdam and registered with the Dutch trade register under number 34250781, as a Guarantor (“Parent”), WRIGHT MEDICAL GROUP, INC., a Delaware corporation (“Wright”), each of the direct and indirect Subsidiaries of Parent set forth on the signature pages hereto (individually as a “Borrower”, and collectively with Wright, the “Borrowers”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, individually as a Lender, and as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.
RECITALS
A.Agent, Lenders, Parent and Borrowers have entered into that certain Credit, Security and Guaranty Agreement, dated as of December 23, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, including by that certain Amendment No. 1 to Credit, Security and Guaranty Agreement, dated as of February 2, 2017, the “Original Credit Agreement”; the Original Credit Agreement, as amended hereby, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.
B.Parent and certain of its Subsidiaries desire to consummate the Acquisition of Imascap SAS, a company organized under the laws of France (“Imascap”) through the acquisition of all or substantially all of the equity interests of Imascap by TMG France SNC, a company organized under the laws of France (“TMG France”) and Foreign Subsidiary of Parent pursuant to the terms of that certain Share Purchase Agreement, dated as of the date hereof, by and among TMG France, as purchaser, Parent, as purchaser guarantor (and together with TMG France, collectively the “Purchaser Parties”), Genesis Innovation Group, LLC, as a seller, and the other individual sellers party thereto (such Agreement, the “Imascap Share Purchase Agreement” and such Acquisition, the “Imascap Acquisition”);
C.Parent and the Borrowers have requested that Agent and the Lenders constituting at least the Required Lenders (i) consent to the Imascap Acquisition, and (ii) amend certain terms of the Original Credit Agreement related to the Imascap Acquisition, and, on and subject to the conditions and terms set forth herein, the Agent and the Lenders constituting at least the Required Lenders have agreed to (i) consent to the Imascap Acquisition and (ii) so amend the Original Credit Agreement, as more fully set forth and subject to the terms and conditions herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Required Lenders, Parent and Borrowers hereby agree as follows:
1.Defined Terms; Recitals. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto). The Recitals set forth above shall be construed as part of this Amendment as if set forth fully in the body of this Amendment.

MidCap / Wright / Amendment No. 2 to Credit Agreement

Exhibit 10.53

2.Limited Consent.
(a)On the Second Amendment Effective Date, subject to the satisfaction of the conditions and accordance with the terms set forth in this Amendment, including, without limitation, the satisfaction of the conditions set forth in Section 5 hereof, Agent and each Required Lender hereby consents (the “Limited Consent”) to the Imascap Acquisition; provided, that (a) the Imascap Acquisition shall be consummated on the Second Amendment Effective Date, (b) the Imascap Acquisition shall have be consummated, in all material respects in accordance with the terms of the Imascap Share Purchase Agreement on the Second Amendment Effective Date; and (c) no Event of Default under Section 10.1(a), 10.1(e) or 10.1(f) of the Credit Agreement has occurred and is continuing, or would exist after giving pro forma effect to, the Imascap Acquisition and the other transactions contemplated in connection therewith (the conditions set forth in clauses (a) through (c) above, collectively, the “Imascap Acquisition Conditions”).
(b)The Limited Consent is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Financing Document; (ii) prejudice any right that Agent or the Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (iii) waive any Default and/or Event of Default that may exist and is continuing as of the date hereof; or (iv) establish a custom or course of dealing among the Parent and Borrowers, on the one hand, or Agent or any Lender, on the other hand.
3.Amendments to the Original Credit Agreement. Subject to the terms and conditions of this Amendment, including, without limitation, the satisfaction of the conditions set forth in Section 5 hereof, the Original Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Original Credit Agreement is hereby amended by adding the new defined terms below in alphabetical order therein:
“Imascap” has the meaning given to such term in the Second Amendment.
“Imascap Acquisition” has the meaning given to such term in the Second Amendment.
“Imascap Acquisition Conditions” has the meaning given to such term in the Second Amendment.
“Imascap Share Purchase Agreement” has the meaning given to such term in the Second Amendment.
(b)Section 1.1 of the Original Credit Agreement is hereby amended by adding the new defined terms below in alphabetical order therein:
“Second Amendment” means that certain Limited Consent and Amendment No. 2 to Credit, Security and Guaranty Agreement, dated as of December 14, 2017 among Parent, the Borrowers, Agent and Required Lenders.
“Second Amendment Effective Date” means the date on which all of the conditions in Section 5 of the Second Amendment have been satisfied in accordance with the terms thereof.
(c)Section 1.1 of the Original Credit Agreement is hereby amended by amending the definition of “Permitted Acquisition” by (i) replacing the word “Borrower” in the lead-in thereto with the words “Credit Party or any Subsidiary”, (ii) adding the phrase “and except in the case of the Imascap Acquisition” to clause (i) after the phrase “Except as otherwise agreed by Agent” in the first line thereof and (iii) adding the following sentence at the end of such definition:
“Notwithstanding the foregoing, upon the satisfaction for the Imascap Acquisition Conditions, the Imascap Acquisition shall constitute a Permitted Acquisition.”.

MidCap / Wright / Amendment No. 2 to Credit Agreement

Exhibit 10.53

(d)Section 1.1 of the Original Credit Agreement is hereby amended by amending the definition of “Permitted Debt” by replacing the phrase “permitted to be incurred” in clause (z) thereof with the words “incurred pursuant to the Imascap Acquisition (to the extent constituting a Permitted Acquisition) or permitted to be incurred”
4.Representations and Warranties. Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty).
5.Conditions to Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions have been satisfied, as determined by Agent in its reasonable discretion (such date, the “Second Amendment Effective Date”):
(a)The Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Amendment from each Credit Party, the Agent and the Required Lenders;
(b)all representations and warranties of the Credit Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);
(c)The Agent shall have received a fully executed copy of the Imascap Share Purchase Agreement, all schedules and exhibits thereto, and all material agreements and documents executed in connection therewith;
(d)both immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or result therefrom; and
(e)the Credit Parties shall have delivered such other documents, information, certificates, records, permits, and filings as Agent may reasonably request in connection with the Imascap Acquisition.
6.Costs and Fees. Parent and Borrowers shall be responsible for the payment of all reasonable, documented and invoiced out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and any related Financing Documents.
7.No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Agent, nor constitute a modification or waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

MidCap / Wright / Amendment No. 2 to Credit Agreement

Exhibit 10.53

8.Reaffirmation. Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions. Each Credit Party confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens.
9.Miscellaneous.
(a)Reference to the Effect on the Credit Agreement and Financing Documents. On and after the Second Amendment Effective Date, (i) this Amendment shall constitute a “Financing Document” under and as defined in the Credit Agreement and the other Financing Documents and (ii) each reference in the Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b)Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 13.8 (Governing Law; Submission to Jurisdiction) and Section 13.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(c)Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(d)Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.
(e)Entire Agreement.    This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(f)Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(g)Successors/Assigns. This Amendment shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.
[SIGNATURES APPEAR ON FOLLOWING PAGES]

MidCap / Wright / Amendment No. 2 to Credit Agreement

Exhibit 10.53

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Amendment of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING IV TRUST, as Agent

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
Name: Maurice Amsellem Title: Authorized Signatory

LENDERS:	MIDCAP FUNDING IV TRUST, as a Lender

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
Name: Maurice Amsellem Title: Authorized Signatory

MidCap / Wright / Amendment No. 2 to Credit Agreement

Exhibit 10.53

LENDERS:	APOLLO INVESTMENT CORPORATION, as a Lender

By: Apollo Investment Management, L.P., as Advisor

By: ACC Management, LLC, as its General Partner

	By:	/s/ Tanner Powell
Name: Tanner Powell Title: Authorized

MidCap / Wright / Amendment No. 2 to Credit Agreement

Exhibit 10.53

BORROWERS:	BIOMIMETIC, THERAPEUTICS CANADA, INC.
	By:	/s/ W. Dean Morgan
Name: W. Dean Morgan Title: Vice President
BIOMIMETIC THERAPEUTICS LLC
	By:	/s/ Lance A. Berry
Name: Lance A. Berry Title: Treasurer
BIOMIMETIC THERAPEUTICS USA, INC.
	By:	/s/ W. Dean Morgan
Name: W. Dean Morgan Title: Vice President
INBONE TECHNOLOGIES, INC.
	By:	/s/ W. Dean Morgan
Name: W. Dean Morgan Title: Vice President, Tax and Treasury
ORTHOHELIX SURGICAL DESIGNS, INC.
	By:	/s/ W. Dean Morgan
Name: W. Dean Morgan Title: Treasurer
ORTHOPRO, L.L.C.
	By:	/s/ Lance A. Berry
Name: Lance A. Berry Title: President and Chief Financial Officer

MidCap / Wright / Amendment No. 2 to Credit Agreement

Exhibit 10.53

SOLANA SURGICAL, LLC
By:	/s/ Lance A. Berry
Name: Lance A. Berry Title: Senior Vice President, Chief Financial Officer
TORNIER US HOLDINGS, INC.
By:	/s/ W. Dean Morgan
Name: W. Dean Morgan Title: Treasurer
TORNIER, INC.
By:	/s/ W. Dean Morgan
Name: W. Dean Morgan Title: Treasurer
TROOPER HOLDINGS, INC.
By:	/s/ W. Dean Morgan
Name: W. Dean Morgan Title: Treasurer
WHITE BOX ORTHOPEDICS, LLC
By:	/s/ Lance A. Berry
Name: Lance A. Berry Title: Senior Vice President and Chief Financial Officer
WRIGHT MEDICAL CAPITAL, INC.
By:	/s/ W. Dean Morgan
Name: W. Dean Morgan Title: Vice President, Tax and Treasury

MidCap / Wright / Amendment No. 2 to Credit Agreement

Exhibit 10.53

WRIGHT MEDICAL TECHNOLOGY, INC.
By:	/s/ W. Dean Morgan
Name: W. Dean Morgan Title: Vice President, Tax and Treasury
WRIGHT MEDICAL GROUP INTELLECTUAL PROPERTY, INC.
By:	/s/ W. Dean Morgan
Name: W. Dean Morgan Title: Vice President, Tax and Treasury

MidCap / Wright / Amendment No. 2 to Credit Agreement

Exhibit 10.53

GUARANTOR AND PARENT:	WRIGHT MEDICAL GROUP N.V.
	By:	/s/ Lance A. Berry
Name: Lance A. Berry Title: Senior Vice President and Chief Financial Officer

MidCap / Wright / Amendment No. 2 to Credit Agreement